TPC Group

Mixed C4
TPC Group
Butadiene
Butene-1
Isobutylenes
Raffinates

A market leader in value-added products based on petrochemical raw materials Annual Meeting of Shareholders June 8, 2011 Exhibit 99.1

Forward-Looking Statements & Non-GAAP Financial Measures
This presentation may contain “forward-looking statements” within the meaning of the securities laws.
These statements include assumptions, expectations, predictions, intentions or beliefs about future events, particularly statements that may relate to future operating results, existing and expected competition, market factors that may impact financial performance, and plans related to strategic alternatives or future expansion activities and capital expenditures. Although TPC Group believes that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct. A number of factors could cause actual results to vary materially from those expressed or implied in any forward-looking statements, including risks and uncertainties such as volatility in the petrochemicals industry, limitations on the Company’s access to capital, the effects of competition, leverage and debt service, general economic conditions, litigation and governmental investigations, and extensive environmental, health and safety laws and regulations. More information about the risks and uncertainties relating to TPC Group and the forward-looking statements are found in the Company’s SEC filings, including the Transition Report on Form 10-K, which are available free of charge on the SEC’s website at http://www.sec.gov . TPC Group expressly disclaims any obligation to update any forward-
looking statements contained herein to reflect events or circumstances that may arise after the date of this presentation.
This presentation may also include non-GAAP financial information. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, as well as additional detail regarding the utility of such non-GAAP financial information, is included in the Appendix.

| *In millions* | TTM Qtr ending 3/31/2011 | TTM Qtr ending 3/31/2010 |
|---|---|---|
| Volume *(millions, lbs)* | 3,040 | 3,058 |
| Revenue | $ 2,073 | $ 1,418 |
| Adjusted EBITDA | $ 123 | $100 |
| ROIC *(%)* | 10.3% | 6.3% |

TPC Group overview

• Market leader with products that are essential to our customers
• Largest independent producer of butadiene; 35% of North American production
• Attractive, growing markets driven by transportation trends and economic growth
• Synthetic rubber, nylon, fuels, lubricants, plastics, surfactants
• Unique, well-situated manufacturing assets and logistics network
• In the Gulf Coast, along the industrial corridor
• Stable, consistent cash flows
• Substantial future growth opportunities
• Capital and non-capital growth opportunities

Fuel & Lube Additives Gasoline & Blendstocks
Selected end product markets

Tires
Market Drivers:
Nylons
• Increasing mobility trends
• Improving tire
technologies
• Engine life and
performance
• Higher energy value in
fuels
• Global growth of fuel
oxygenates
• Attractive markets for
high performance nylons

TPC Group

- Financial highlights:

| *In millions* | TTM 2011 Q1 |
|---|---|
| Volume *(millions, lbs)* | 3,040 |
| Revenue | $ 2,073 |
| CPP *(cents per lb)* | 9.47 |
| Adjusted EBITDA | $123 |

- Stable volumes due to restricted feedstocks
- Gross Profit/lb improvement of 27% versus TTM 2010 Q1
- Adjusted EBITDA improvement of 69% versus TTM 2010 Q1 *(Excludes Hurricane Ike insurance recoveries)*

- Expanded margins in C4 Processing

| | TTM 2011 Q1 | TTM 2010 Q1 [1] |
|---|---|---|
| Volume *(millions, lbs)* | 2,410 | 2,486 |
| Gross Profit *(millions, $)* | $197 | $170 |
| CPP *(cents per lb)* | 8.17 | 6.85 |

1. *Excludes Hurricane Ike insurance recoveries*

- Grew Performance Products business

| | TTM 2011 Q1 | TTM 2010 Q1 |
|---|---|---|
| Volume *(millions of lbs)* | 630 | 572 |
| Gross Profit *(millions, $)* | $91 | $58 |
| CPP *(cents per lb)* | 14.45 | 10.20 |

- Continued implementation of Operational Excellence program
  - 2010 OSHA Recordable Rate of 0.92 better than industry average
  - Continued improvement in operating performance
  - High return/low risk capital project program gaining momentum

- Other significant progress
  - 2011 Q1 Share Buyback = 266,436 shares for $7.8MM
  - 2011 Q1 LTM Net Debt to EBITDA = 2.42x

Executing well on a strong foundation 5

Business environment is favorable

• Butadiene markets structurally tight, enabling significant price increases
• Global supply remains constrained as ethylene producers crack lighter feeds
• Global demand rising on strength of economic recovery and Asia growth
• Higher gasoline prices have benefited margins. Butene-1, isobutylene and raffinates are priced relative to gasoline
• Butene-1 market strengthening further due to North America polyethylene growth
• Fuel and lube additives markets are growing globally, driven by desire for improved engine life and performance
• Strengthening global economies have improved the demand for propylene derivatives used in a broad range of industrial and consumer products

Driving sustained earnings growth

• On track to achieve target of $150MM EBITDA by end of 2012
• Margin expansion in C4 Processing segment
• Growth in Performance Products segment
• Implementation of high return/low risk capital projects
• Expanding margins in C4 Processing segment through focus on profitability and expansion of services model
• Growing volumes in Performance Products, particularly polyisobutylene and propylene derivative products
• Accelerating High Return/Low Risk capital project program to drive productivity and cost savings in manufacturing and supply chain
• New Technical Center in Houston will enhance technology platforms
• Operational Excellence initiatives continue to elevate our overall performance

Building-out our strategies for growth beyond 2013

• Unprecedented, “game-changing” opportunities for TPC Group
• Attractive longer term fundamentals for our key products
• Plentiful butane sourced from natural gas liquids
• Idled assets capable of producing valuable C4 products from butane
• Evaluating capital project to use idled Dehydrogenation Unit to produce isobutylene from butane as a feedstock for our performance products and fuels businesses by
Q1 2014
• Increasing availability of butane from natural gas liquids
• Isobutylene and derivatives pricing associated with crude oil or gasoline price levels
• Engineering study in progress on one of two idled Dehydrogenation Units
• Considering range of alternatives for second Dehydrogenation Unit, including on-
purpose production of butadiene from natural gas liquids
• Our longstanding customers in North America are growing rapidly in Asia.  Potential opportunities for expansion of our business in the region

Adjusted EBITDAas Reported
Net Cash from Operating Activities
$140
$120
$100
$80
$60
$40
$20
$-
$47
$28
$86
$59
$108
$65*
$123
$54
2008
2009
2010
TTM Mar 2011

Adjusted EBITDA and Operating Cash Flow 9 * Excludes one time income tax refund of $40MM

Key Takeaways

1. Focused growth in core markets
2. Continued margin expansion through services model
3. Operational Excellence initiatives generating substantial financial value
4. Margin model yields consistent cash flow
5. “Game-changing” growth opportunities for the future
Strong, sustainable earnings growth

Appendix 11

Reconciliation of adjusted EBITDA to Net Income

TPC Group Inc
Annual Shareholder Meeting Presentation
Reconciliation of Adjusted Proforma EBITDA to Net Income (Loss) (in millions)
Calendar Year Ended December 31, TTM March 31,
2008 2009 2010 2011
Adjusted Proforma EBITDA $          92 $          60 $         108 $            123
Pro Forma Adjustments (1)
(45) 25 - -
Adjusted EBITDA as Reported 47 86 108 123
Reconciliation to Net Income (Loss)
Income taxes 3 (8) (16) (19)
Interest expense, net (17) (15) (22) (27)
Depreciation and amortization (40) (41) (39) (40)
Asset impairment - (6) - -
Net income (loss) $           (8) $          15 $          31 $              38
Net cash from operating activities $          28 $          59 $         105 $              54
Income Tax Refund $         (40)
$          28 $          59 $          65 $              54
(1) – Adjusted for Hurricane Ike loss and subsequent recovery